SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  March 18, 1998


                             MTX INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                     0-10944                84-0729290
----------------------------     ------------            -----------------
(State of other jurisdiction     (Commission            (I.R.S. Employer
 of incorporation)                File Number)           Identification No.)


7901 E. Belleview Ave., Suite 50, Englewood, Colorado             80111-6010
-----------------------------------------------------            -----------
(Address of principal executive offices)                          (Zip Code)


Registrants telephone number, including area code:  (303) 770-9840

Item 2.  Acquisition or Disposition of Assets.

     On January 15, 1998, substantially all of the assets of the Registrant ("Foreclosure Assets") were foreclosed upon by a secured creditor, Al W. Blair, pursuant to the Registrant's default on a revolving credit facility with an outstanding balance of $141,954. In consideration of Mr. Blair's cancellation of the credit facility, and extinguishment of all amounts owed thereunder, the Registrant, on January 15, 1998, assigned the Foreclosure Assets to Mr. Blair. Subsequent to the foreclosure and assignment, Mr. Blair assigned the Foreclosure Assets to eTEK International, Inc., a Colorado corporation. Mr. Blair resigned his position as President of the Registrant as of January 14, 1998. Mr. Blair currently is a director of the Registrant. As a consequence of the foreclosure, the computer software business previously operated by the Registrant has ceased and the Registrant has no current operations. A categorization of the Foreclosed Assets are set forth on Exhibit A hereto.

Item 5.  Other Events.

     On February 13, 1998, the Registrant and an unaffiliated third party company entered into a Memorandum of Understanding setting forth the mutual understanding of the Registrant and the third party company to enter into a merger transaction, pursuant to which the third party company would merge with and into the Registrant. As a consequence of the proposed merger, the business of the third party company would be assumed by the Registrant. As a result of the proposed merger, current shareholders of the third party company would hold approximately 93% of the issued and outstanding shares of common stock of the Registrant. The merger is subject to (a) negotiation and execution of a
definitive   agreement  and  plan  of  merger,  (b)  majority  approval  of  the shareholders of the Registrant and the third party company, and (c) due diligence review by the third party company.





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


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MTX International, Inc.
                                             (Registrant)

                                             /s/ Al W. Blair
March 18, 1998                               -----------------------
--------------
(Date)                                       (Signature)
                                             Al W. Blair, Director



                                             /s/ Kevin Cox
March 18, 1998                               -----------------------
--------------
(Date)                                       (Signature)
                                             Kevin Cox, Director


                                             /s/ Gary Williams
March 18, 1998                               -----------------------
--------------
(Date)                                       (Signature)
                                             Gary Williams, Director

                                  EXHIBIT INDEX



Exhibit No.         Exhibit Description                      Page
----------          -------------------                      ----

1                   Exhibit A--Categorization of               5
                    the Foreclosed Assets